Short-Term Investment and Restricted Cash	3 Months Ended
Mar. 31, 2020
Restricted Cash [Abstract]
Short-Term Investment and Restricted Cash

NOTE 7 – Short-term Investment and Restricted Cash

On September 9, 2019, the Company entered into a liquidity agreement with a security company ("the Liquidity Provider") in France, which is consistent with customary practice in the French securities market. The liquidity agreement complies with applicable laws and regulations in France and authorizes the Liquidity Provider to carry out market purchases and sales of shares of the Company's common stock on the Euronext Paris market. To enable the Liquidity Provider to carry out the interventions provided for in the contract, the Company contributed approximately $225,500 (200,000 euros) into the account. The transaction was initiated from the beginning of 2020, and the Company will pay the compensation of 20,000 euros in advance by semi-annual installments at the beginning of the semi-annual period of the agreement. The liquidity agreement has a term of one year and will be renewed automatically unless otherwise terminated by either party. As of December 31, 2019, cash balance was $225,500 (€200,000) and no share was purchased. As of March 31, 2020, the Company purchased 5,926 shares (unaudited) of its common stock with the fair value of $114,228 (€103,693) (unaudited). The securities were recorded as short-term investment with unrealized loss of $80,684. The remaining cash balance was $27,261 (€24,763) (unaudited).